Corporate Benefits
Variable Universal Life Insurance Policy

Issued by Security Life of Denver Insurance Company
and
Security Life Separate Account L1

Supplement dated May 16, 2002 to the Prospectus dated May 1, 2002

This supplement updates and replaces certain information contained in your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.

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The fourth through sixth paragraphs in the "Distribution of the Policies" subsection on page 46 of the prospectus are hereby deleted and replaced with the following:

Broker/dealers may be able to choose to receive their distribution allowances under various payment options, but their choice will not affect the fees and charges you will pay for the policy.

During the first policy year we may pay a distribution allowance of up to 27.5% of premium we receive up to target premium. The distribution allowance will be less for premium we receive after the first policy year, and no distribution allowance will be paid on premiums in excess of target premium.

Additionally, we may pay broker/dealers renewal payments (trail commissions) of up to 0.20% of the average net account value.

Although it varies by policy, we estimate the typical range of first year compensation payable to a selling broker/dealer if a policy owner pays the target premium to be from $10.00 to $16.00 per $1,000 of stated death benefit.